                                                                   EXHIBIT 10.11


NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT"). THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                   COMMON STOCK PURCHASE WARRANT CERTIFICATE

                           Dated: September 30, 1996

                                    Warrants

                           to Purchase 300,000 Shares

                  of Common Stock, $0.001 Par Value Per Share

         EXSORBET INDUSTRIES, INC., an Idaho corporation (the "Company"), hereby certifies that American Physician Service Group, Inc., its successors and assign (collectively, the "Holder"), for value received, is entitled to purchase from the Company at any time commencing on October 1, 1996 and ending on December 5, 1996 up to 300,000 shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a price of $2.75 per share (the "Exercise Price").

         1. Exercise of Warrants. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate" or "this Certificate") during the Exercise Period, with the attached Purchase Form duly executed, at the administrative office of the Company at 1401 South Waldron Road, Suite 201, Fort Smith, Arkansas 72903, together with a check payable to the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company will cause its Transfer Agent to deliver to the holder hereof, certificates of Common Stock which in the aggregate represent the number of Shares being purchased. All or less than all of the Warrants represented by this Certificate may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will deliver to the holder a new Warrant Certificate representing the number of shares which have not been exercised.

         2. Exercise Period. The right to acquire shares of the Company pursuant to this Warrant Certificate shall commence on October 1, 1996 and terminate upon December 5, 1996 (the "Exercise Period"). After December 5, 1996, this Warrant Certificate shall become null and void with respect to any remaining shares which could have been, but were not, acquired by the Holder hereof during the Exercise Period.

         3. Rights and Obligations of Holders of this Certificate. (a) The Holder of this Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law
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or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the holder hereof upon exercise of some or all of the Warrants, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Certificate, together with a duly executed Purchase Form, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such share certificate.

         (b) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then the Exercise Price on the record date of such division or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event and the number of shares of Common Stock for which this Warrant Certificate may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

         (c) In case of any consolidation or merger of the Company with or into another corporation (other than any consolidation or merger in which the Company is the continuing corporation and which does not result in any increase, decrease, or other reclassification of the outstanding shares of Common Stock) or the conversion of such outstanding shares of Common Stock into shares or other stock or other securities or property, or the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall be deliverable upon exercise of the Warrant Certificate (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant Certificate would have been entitled upon such action if this Warrant Certificate had been exercised immediately prior to such action.

         4. Common Stock. (a) The Company covenants and agrees that all shares of Common Stock issuable upon exercise of this Warrant Certificate will, upon delivery, be duly and validly authorized and issued, fully-paid and non-assessable.

         (b) The Company covenants and agrees that it will at all times prior to expiration of this Warrant Certificate reserve and keep available an authorized number of shares of its Common Stock and other applicable securities sufficient to permit the exercise in full of all outstanding options, warrants and rights, including the Warrants.

         5. Issuance of Certificates. As soon as possible after full or partial exercise of this Warrant, but in any event no more than five (5) business days, the Company, at its expense, will cause to be
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issued in the name of the and delivered to the holder of this warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which that holder shall be entitled on such exercise. No Fractional shares will be issued on exercise of this Warrant. If on any exercise of this Warrant, a fractional share results, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price. All such certificates shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act of 1933, as amended, and the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold face language appearing on Page 1 of this Warrant Certificate.

         6. Disposition of Warrants or Shares. The holder of this Warrant Certificate, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act").

         7. Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service or private overnight courier service such as Federal Express. Any such notice shall be deemed to have been given (a) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight courier service, or (b) five (5) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section):

                 If to the Company:

                 Charles E. Chunn, Jr.
                 1401 South Waldron Road, Suite 201
                 Fort Smith, AR 72903

                 If to the Holder:

                 Duane K. Boyd, Jr.
                 1301 Capital of Texas Highway
                 Suite C-300
                 Austin, TX 78746.

         8. Governing Law. This Warrant Certificate and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Texas without giving effect to the conflicts of laws provisions.
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         9.  Successors and Assigns.  This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         10. Headings. The headings of various sections of this Warrant Certificate have been inserted for reference only and shall not be a part of this Certificate.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

                                        EXSORBET INDUSTRIES, INC.



Date: September 30, 1996                By: /s/ James Connors
                                            ------------------------------------
                                            Executive Vice-President
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                              ELECTION TO PURCHASE

                          To Be Executed by the Holder
                     in Order to Exercise the Common Stock
                          Purchase Warrant Certificate

         The undersigned Holder hereby irrevocably elects to exercise ________________ of the Warrants represented by this Common Stock Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for securities be issued in the name of:


                   -------------------------------------------------
                   (Please type or print name and address)


                   -------------------------------------------------


                   -------------------------------------------------


                   -------------------------------------------------
                   (Social Security or tax identification number)

and delivered to
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
                (Please type or print name and address)

and, if such number of Warrants shall not be all the Warrants evidenced by this Common Stock Warrant Certificate, that a new Common Stock Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated below.

         In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_______________ by check or money order payable in United States currency to the order of Exsorbet Industries, Inc., or its successor.

                                    American Physicians Service Group, Inc.


Dated:                              By:
       ---------------------------     -------------------------------------
                                       Name:
                                       Title:


                                    ----------------------------------------
                                                    (Address)

                                    ----------------------------------------


                                    ----------------------------------------
                                    (Social Security or tax identification
                                    number)
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1122                                  Exchange Act General Rules and Regulations
--------------------------------------------------------------------------------

         Note: "Policy-making function" is not intended to include policy-making functions that are not significantt. If pursuant to Item 401 (b) of Regulation S-K the issuer identifies a person as an "executive officer," it is presumed that the Board of Directors has made that judgment and that the persons so identified are the officers for purposes of Section 16 of the Act, as are such other persons enumerated in this paragraph (f), but not in Item 401
(b).

         (g) The term "portfolio securities" shall mean all securities owned by an entity, other that securities issued by the entity.

         (h) The term "put equivalent position" shall mean a derivative security position that increases in value of the underlying equity decreases, including, but no limited to, a long put option and a short call option position.

RULE 16A-2.  PERSONS AND TRANSACTIONS SUBJECT TO SECTION 16.

         Any person who is the beneficial owner, directly or indirectly, of more that 10 percent of any class of equity securities (10 percent beneficial owner") registered pursuant to Section 12 of the Act, any director or officer of the issuer of such securities, and any person specified in Section 17(a) of the Public Utility Holding Company Act of 1935 or Section 30(f) of the Investment Company Act of 1940, including any person specified in Rule 16a-8, shall be subject to the provisions of Section 16 of the Act. The rules under
Section 16 of the Act apply to any class of equity securities of an issuer whether or not registered under Section of the Act. The rules under Section 16 of the Act also apply to non-equity securities as provided by the Public Utility Holding Company Act of 1935 and the Investment Company Act of 1940. With respect to transactions by persons subject to Section 16 of the Act:

         (a) A transaction(s) carried out by a director or officer in the six months prior to the director or officer becoming subject to Section 16 of the Act shall be subject to Section 16 of the Act reported on the first required Form 4 only if the transaction(s) occurred within six months of the transaction giving rise to the Form 4 filing obligation and the director or officer became subject to Section 16 of the Act solely as a result of the issuer registering a class of equity securities pursuant to Section 12 of the Act.

         (b) A transaction(s) following cessation of director or officer status shall be subject to Section 16 of the Act only if executed within six months of a transaction that occurred while that person was a director or officer.

         (c ) The transaction that results in a person becoming a 10 percent beneficial owner is not subject to Section 16 of the Act unless the person otherwise is subject to Section 16 of the Act. A 10 percent beneficial owner no otherwise subject to Section 16 of the Act must report only those transactions conducted while the beneficial owner of more that 10 percent of a class of equity securities of the issuer registered pursuant to Section 12 of the Act.

         (d)(1) Transactions by a person or entity shall be exempt from the provisions of Section 16 of the Act for the 12 months following appointment and qualification, to the extent such person or entity is acting as:

         (i)  Executor or administrator of the estate of a decedent;

         (ii) Guardian or member of a committee for an incompetent;

         (iii) Receiver, trustee in bankruptcy, assignee for the benefit of creditors, conservator, liquidating agent, or other similar person duly authorized by law to administer the estate or assets of another person; or

         (iv) Fiduciary in a similar capacity.



(Bulletin No. 145, 06-10-94)